SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
                                 ---------------

Date of Report (Date of earliest event reported) : November 26, 2001

     CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP. (as company under a Pooling and Servicing Agreement, dated as of March 1, 2001, providing for, inter alia, the issuance of CSFB Mortgage Pass-Through Certificates, Series 2001-S6)


               CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
             (Exact name of registrant as specified in its charter)


       Delaware                    333-49820-17                  13-3320910
State or Other Jurisdiction       (Commission               (IRS Employer
   of Incorporation )              File Number)            Identification No.)

11 Madison Ave.
New York, New York                                             10010
(Address of Principal Executive Offices)                      (Zip Code)

       Registrant's telephone number, including area code :(212)538-3000

                                       N/A
         (Former name or former address, if changed since last report.)

Item 5.   Other Events.

     This report and the attached exhibit is being filed with respect to the Registrant's CSFB Mortgage Pass-through Certificates, Series 2001-S6 (the "Certificates") pursuant to "no-action" positions taken by the Securities and Exchange Commission with respect to alternative means of satisfying the Registrant's reporting obligations under the Securities Exchange Act of 1934, as amended. The Certificates were issued, and this report and exhibit is being filed, pursuant to the terms of the Pooling and Servicing Agreement, dated as of March 1, 2001 among Credit Suisse First Boston Mortgage Securities Corp., as depositor, Wilshire Credit Corporation, as servicer, and The Chase Manhattan Bank, as trustee. On November 26, 2001 distributions were made to the Certificateholders.

     Specific information with respect to the distributions is filed as Exhibit
99.1. No other reportable transactions or matters have occurred during the current reporting period.



Item 7.   Financial Statements and Exhibits.

          (a)   Not applicable.

          (b)   Not applicable.

          (c)   The following exhibits are filed as part of this report:

               Statement to Certificateholders on November 26, 2001 is filed as
               Exhibit 99.1 hereto.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  THE CHASE MANHATTAN BANK, not in its
                                  individual capacity but solely as Trustee under the Agreement referred to herein



Date:  December 4, 2001            By:  /s/ Thomas M. Britt
                                   Trust Officer

INDEX TO EXHIBITS


      Exhibit
      Number             Description of Exhibits

        99.1             Monthly Certificateholder Statement on
                         November 26, 2001

                                  Exhibit 99.1

             Monthly Certificateholder Statement on November 26, 2001

                            CS First Boston 2001-S6
                        Statement to Certificate Holders
                               November 26, 2001


----------------------------------------------------------------------------------------------------------------------------------
                            DISTRIBUTION IN DOLLARS
----------------------------------------------------------------------------------------------------------------------------------
             ORIGINAL          BEGINNING                                                                                ENDING
               FACE           PRINCIPAL                                                    REALIZED      DEFERRED     PRINCIPAL
CLASS         VALUE            BALANCE         PRINCIPAL       INTEREST        TOTAL        LOSSES       INTEREST       BALANCE
----------------------------------------------------------------------------------------------------------------------------------
IA1     74,547,536.00      51,942,026.52    4,962,910.21      134,698.62    5,097,608.83     0.00          0.00       46,979,116.31
P              100.00             100.00            0.00       42,323.57       42,323.57     0.00          0.00              100.00
IIA1    99,912,229.00      77,870,759.37    5,966,803.42      438,008.02    6,404,811.44     0.00          0.00       71,903,955.95
IIP        236,510.36         186,427.35       25,468.17            0.00       25,468.17     0.00          0.00          160,959.18
IIIA1   38,038,667.00      26,276,546.36    2,099,758.17       74,888.16    2,174,646.33     0.00          0.00       24,176,788.19
AR1            100.00               0.00            0.00            0.00            0.00     0.00          0.00                0.00
AR2            100.00               0.00            0.00            0.00            0.00     0.00          0.00                0.00
AR3            100.00               0.00            0.00            0.00            0.00     0.00          0.00                0.00
B1      14,939,278.00      14,939,278.00            0.00       99,462.30       99,462.30     0.00          0.00       14,939,278.00
B2      11,353,858.65      11,353,858.65            0.00       80,276.20       80,276.20     0.00          0.00       11,353,858.65
TOTALS 239,028,479.01     182,568,996.25   13,054,939.97      869,656.87   13,924,596.84     0.00          0.00      169,514,056.28

IA2     74,547,536.00      51,942,026.52            0.00      266,205.81      266,205.81     0.00          0.00       46,979,116.31
XII     24,574,026.41      19,971,026.96            0.00      132,156.68      132,156.68     0.00          0.00       18,508,797.30
IIIA2   38,038,667.00      26,276,546.36            0.00      129,501.62      129,501.62     0.00          0.00       24,176,788.19
XB1      1,960,780.24       1,960,780.24            0.00       12,944.85       12,944.85     0.00          0.00        1,960,780.24
XB2        734,661.43         734,661.44            0.00        5,153.28        5,153.28     0.00          0.00          734,661.44
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                     FACTOR INFORMATION PER $1000 OF ORIGINAL FACE                                          PASS-THROUGH RATES
---------------------------------------------------------------------------------------------------------   ----------------------
                        BEGINNING                                                             ENDING                    CURRENT
CLASS     CUSIP         PRINCIPAL          PRINCIPAL      INTEREST          TOTAL            PRINCIPAL       CLASS  PASS-THRU RATE
---------------------------------------------------------------------------------------------------------   ----------------------
IA1       22540AG44      696.76382758    66.57376590     1.80688226     68.38064815          630.19006168      IA1     3.220000 %
P         22540AJ25    1,000.00000000     0.00000000        ####          #####            1,000.00000000      P       9.410067 %
IIA1      22540AG93      779.39167357    59.72045144     4.38392802     64.10437945          719.67122213      IIA1    6.800000 %
IIP       22540AH35      788.24179203   107.68310530     0.00000000    107.68310530          680.55868673      IIP     0.000000 %
IIIA1     22540AH43      690.78515186    55.20062441     1.96873776     57.16936217          635.58452745      IIIA1   3.420000 %
AR1       22540AG69        0.00000000     0.00000000     0.00000000      0.00000000            0.00000000      AR1     9.410067 %
AR2       22540AG77        0.00000000     0.00000000     0.00000000      0.00000000            0.00000000      AR2     9.410067 %
AR3       22540AG85        0.00000000     0.00000000     0.00000000      0.00000000            0.00000000      AR3     9.410067 %
B1        22540AH68    1,000.00000000     0.00000000     6.65777155      6.65777155        1,000.00000000      B1      8.067723 %
B2        22540AH84    1,000.00000000     0.00000000     7.07038924      7.07038924        1,000.00000000      B2      8.567723 %
TOTALS                   763.79600040    54.61667172     3.63829814     58.25496986          709.17932868

IA2       22540AG51      696.76382758     0.00000000     3.57095384      3.57095384          630.19006168      IA2     6.150067 %
XII       22540AH27      812.68843074     0.00000000     5.37790095      5.37790095          753.18537513      XII     8.000000 %
IIIA2     22540AH50      690.78515186     0.00000000     3.40447314      3.40447314          635.58452745      IIIA2   5.914093 %
XB1       22540AH76    1,000.00000000     0.00000000     6.60188722      6.60188722        1,000.00000000      XB1     8.000000 %
XB2       22540AH92    1,000.00001361     0.00000000     7.01449646      7.01449646        1,000.00001361      XB2    8.500000 %
--------------------------------------------------------------------------------------------------------- ------------------------

IF THERE, ARE ANY QUESTIONS OR PROBLEMS WITH THIS STATEMENT PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW:

                                  Thomas Britt
                     JPMorgan Chase Bank  - Structured Finance Services
                            450 West 33 St, 14th floor
                            New York, New York 10001
                              Tel: (212) 946-3228
                               Fax: 212) 946-8302
                           Email: Thomas Britt/Chase

                                      -6-

                            CS First Boston 2001-S6
                        Statement to Certificate Holders
                               November 26, 2001



Sec. 4.06(i) Scheduled Principal
                Group 1 Scheduled Principal                            62,196.09
                Group 2 Scheduled Principal                           113,363.91
                Group 3 Scheduled Principal                            34,104.75

             Principal Prepayments
                Group 1 Principal Prepayments                       4,178,702.32
                Group 2 Principal Prepayments                       4,739,617.89
                Group 3 Principal Prepayments                       1,466,202.47

             Curtailment
                Group 1 Curtailment                                   109,486.74
                Group 2 Curtailment                                   123,300.23
                Group 3 Curtailment                                    90,156.26

             Liquidation Proceeds
                Group 1 Liquidation Proceeds                               0.00
                Group 2 Liquidation Proceeds                               0.00
                Group 2 Liquidation Proceeds                               0.00

             Gross Interest
                Group 1 Gross Interest                               620,214.28
                Group 2 Gross Interest                               918,485.84
                Group 2 Gross Interest                               311,817.61


Sec. 4.06(ii) Class Unpaid Interest Shortfall
                Class IA1 Unpaid Interest Shortfall                      0.00
                Class IIA1 Unpaid Interest Shortfall                     0.00
                Class XII Unpaid Interest Shortfall                      0.00
                Class IIIA1 Unpaid Interest Shortfall                    0.00
                Class IIIA2 Unpaid Interest Shortfall                    0.00
                Class AR1 Unpaid Interest Shortfall                      0.00
                Class AR2 Unpaid Interest Shortfall                      0.00
                Class AR3 Unpaid Interest Shortfall                      0.00
                Class B1 Unpaid Interest Shortfall                       0.00
                Class XB1 Unpaid Interest Shortfall                      0.00
                Class B2 Unpaid Interest Shortfall                       0.00
                Class XB2 Unpaid Interest Shortfall                      0.00

Sec. 4.06(v) Beginning Collateral Balance
                Group 1 Beginning Collateral Balance              61,155,916.84
                Group 2 Beginning Collateral Balance              90,435,123.88
                Group 3 Beginning Collateral Balance              30,977,955.60

Sec. 4.06(v) Ending Collateral Balance
                Group 1 Ending Collateral Balance                 56,193,006.63
                Group 2 Ending Collateral Balance                 84,442,852.29
                Group 3 Ending Collateral Balance                 28,878,197.43

Sec. 4.06(vi) Senior Percentage
                Group1 Senior Percentage                                84.93 %
                Group2 Senior Percentage                                86.11 %
                Group3 Senior Percentage                                84.82 %

                Subordinate Percentage
                Group1 Subordindate Percentage                          15.07 %
                Group2 Subordinate Percentage                           13.89 %
                Group3 Subordinate Percentage                           15.18 %

Sec. 4.06(vii) Servicing Fees
                Group1 Servicing Fee                                 33,635.75
                Group2 Servicing Fee                                 67,874.72
                Group3 Servicing Fee                                 13,681.93

Sec. 4.06(ix) Advances
                Group1 Advances                                         0.00
                Group2 Advances                                         0.00
                Group3 Advances                                         0.00


                                      -7-

                            CS First Boston 2001-S6
                        Statement to Certificate Holders
                               November 26, 2001



Sec. 4.06(x)

Number and Aggregate Principal Amounts of Mortgage Loans in Delinquency

Group 1
        Category        Number      Principal Balance      Percentage
        1 Month            16              866,792.31                  1.54 %
        2 Month             7              592,476.89                  1.05 %
        3 Month             9              470,945.30                  0.84 %
        Total              32            1,930,214.50                  3.43 %

Group 2
        Category        Number      Principal Balance      Percentage
        1 Month            51            1,865,885.50                  2.21 %
        2 Month            19              506,914.59                  0.60 %
        3 Month            22              703,685.16                  0.83 %
        Total              92            3,076,485.25                  3.64 %

Group 3
        Category        Number      Principal Balance     Percentage
        1 Month             8              589,977.81                  2.04 %
        2 Month             3              222,262.22                  0.77 %
        3 Month             5              434,134.52                  1.50 %
         Total             16            1,246,374.55                  4.31 %

Group Totals
        Category        Number      Principal Balance     Percentage
        1 Month            75            3,322,655.62                  1.96 %
        2 Month            29            1,321,653.70                  0.78 %
        3 Month            36            1,608,764.98                  0.95 %
         Total            140            6,253,074.30                  3.69 %



Number and Aggregate Principal Amounts of Mortgage Loans in Foreclosure

        Group 1
                Number      Principal Balance    Percentage
                   2                 95,165.25                 0.17 %

        Group 2
                Number      Principal Balance    Percentage
                   1                 38,925.08                 0.05 %

         Group 3
                Number      Principal Balance    Percentage
                   0                      0.00                 0.00 %

        Group Totals
                Number      Principal Balance    Percentage
                  3                134,090.33                 0.08 %


Sec. 4.06(xii) Number and Aggregate Principal Amounts of REO Loans


        Group 1
                Number      Principal Balance    Percentage
                0               0.00               0.00%

        Group 2
                Number      Principal Balance    Percentage
                0               0.00               0.00%

        Group 3
                Number      Principal Balance    Percentage
                0               0.00               0.00%

        Group Totals
                Number      Principal Balance    Percentage
                0               0.00               0.00%

                                      -8-

                            CS First Boston 2001-S6
                        Statement to Certificate Holders
                               November 26, 2001



Sec. 4.06(xiv) Senior Prepayment Percentage
                Group I Senior Prepayment Percentage            100 %
                Group II Senior Prepayment Percentage           100 %
                Group III Senior Prepayment Percentage          100 %

Sec. 4.06(xv) Subordinate Prepayment Percentage
                Group I Subordinate Prepayment Percentage         0 %
                Group II Subordinate Prepayment Percentage        0 %
                Group III Subordinate Prepayment Percentage       0 %


Sec. 4.06(xvi) Current Realized Losses
                Group1 Current Realized Losses                  0.00
                Group2 Current Realized Losses                  0.00
                Group3 Current Realized Losses                  0.00

               Cumulative Realized Losses
                Group1 Cumulative Realized Losses               0.00
                Group2 Cumulative Realized Losses               0.00
                Group3 Cumulative Realized Losses               0.00

Sec. 4.6(xvii) Special Hazard Coverage Amount              1,695,140.56
Bankruptcy Loss Coverage Amount                              100,000.00

Trustee Fee                                                            1,521.41
Loss Mitigation Fee                                                    1,478.76
Pool Insurance Fee                                                   317,671.14
Special Hazard Fee                                                    27,385.35
Certificate Insurer Premium                                            2,607.28

Prepayment Interest Shortfall Allocated to Class IA1                4,679.15
Prepayment Interest Shortfall Allocated to Class X1                     0.03
Prepayment Interest Shortfall Allocated to Class IIA1               3,259.62
Prepayment Interest Shortfall Allocated to Class XII                  983.50
Prepayment Interest Shortfall Allocated to Class IIIA1                  0.00
Prepayment Interest Shortfall Allocated to Class IIIA2                  0.00
Prepayment Interest Shortfall Allocated to Class B1                   976.00
Prepayment Interest Shortfall Allocated to Class B2                   787.73
Prepayment Interest Shortfall Allocated to Class XB1                  127.02
Prepayment Interest Shortfall Allocated to Class XB2                   50.57
Prepayment Interest Shortfall Allocated to Class AR1                    0.00
Prepayment Interest Shortfall Allocated to Class AR2                    0.00
Prepayment Interest Shortfall Allocated to Class AR3                    0.00
Total Prepayment Interest Shortfall Allocated to All Classes       10,863.62


Reset Rates for Next Period
1 Month LIBOR (2 Business Days Prior to Current Distribution Date)   0.00000 %
Class IA-1                                                           0.80000 %
Inverse Floater Pass-Through Rates for Next Period
Class IIIA-1                                                         1.00000 %
Class IA-2                                                           8.56628 %
Class IIIA-2                                                         8.31587 %
Class B-1                                                            8.06701 %
Class B-2                                                            8.56701 %

